UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

April 22, 2021
Date of Report (date of earliest event reported)
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INGEVITY CORPORATION
(Exact name of registrant as specified in its charter)
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Delaware		001-37586	47-4027764
(State or other jurisdiction of incorporation or organization)		(Commission File Number)	(I.R.S. Employer Identification No.)

4920 O'Hear Avenue Suite 400	North Charleston	South Carolina	29405
(Address of principal executive offices)			(Zip code)

Registrant’s telephone number, including area code: 843-740-2300

Not Applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock ($0.01 par value)	NGVT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
☐	Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act		☐
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ITEM 5.07. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

On April 22, 2021, Ingevity Corporation (the "Company") held its 2021 Annual Meeting, at which the Company’s stockholders voted on the three proposals identified below. Each of the proposals are described in more detail in the Company's definitive Proxy Statement, which was filed with the Securities and Exchange Commission on March 8, 2021.

There were 42,934,785 shares of the Company’s common stock issued and outstanding on the record date and entitled to vote at the Annual Meeting, and 38,054,430 shares (88.63%) were represented in person or by proxy at the Annual Meeting, which number constituted a quorum.

Proposals No. 1, 2, and 3 were approved by the requisite vote of the Company’s stockholders. The final voting results for each proposal are described below.

1. A proposal to elect the eight (8) director candidates listed below, each for a one-year term or until his or her successor is duly elected and qualified:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
Jean S. Blackwell	36,082,795	316,265	27,691	1,627,679
Luis Fernandez-Moreno	36,012,692	379,806	34,253	1,627,679
J. Michael Fitzpatrick	35,959,002	433,394	34,335	1,627,679
John C. Fortson	36,000,241	391,742	34,768	1,627,679
Diane H. Gulyas	36,006,491	391,854	28,406	1,627,679
Frederick J. Lynch	35,609,413	783,126	34,212	1,627,679
Karen G. Narwold	36,007,309	391,739	27,703	1,627,679
Daniel F. Sansone	36,036,651	355,791	34,309	1,627,679

2. Ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for fiscal 2021.

FOR	AGAINST	ABSTAIN
37,977,360	51,558	25,512

3. Approve on an advisory basis (non-binding) the compensation paid to our named executive officers (Say-on-Pay).

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
34,405,004	1,954,304	67,443	1,627,679

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.

Exhibit No.	Description of Exhibit
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INGEVITY CORPORATION
(Registrant)

By:	/S/ STACY L. COZAD
Stacy L. Cozad
Executive Vice President, General Counsel and Secretary
Date: April 22, 2021